Amended and Restated Summary Prospectus Supplement	February 5, 2024

Putnam Core Bond Fund

Putnam Focused Equity Fund

Putnam Global Income Trust

Putnam Intermediate-Term Municipal Income Fund

Putnam Massachusetts Tax Exempt Income Fund

Putnam Minnesota Tax Exempt Income Fund

Putnam New Jersey Tax Exempt Income Fund

Putnam Ohio Tax Exempt Income Fund

Putnam Pennsylvania Tax Exempt Income Fund

Putnam Small Cap Growth Fund

Putnam Tax-Free High Yield Fund

For each of the Putnam Funds listed above, this amended and restated supplement to the Summary Prospectus supersedes and replaces the supplemented dated January 1, 2024 to the Summary Prospectus.

On January 1, 2024 (the “Effective Date”), a subsidiary of Franklin Resources, Inc. (“Franklin Resources”) acquired Putnam U.S. Holdings I, LLC (“Putnam Holdings”) in a stock and cash transaction (the “Transaction”). As a result of the Transaction, Putnam Investment Management, LLC (“Putnam Management”), a wholly-owned subsidiary of Putnam Holdings and the investment manager to the Putnam family of funds (the “Putnam Funds”), Putnam Investments Limited (“PIL”), an indirect, wholly-owned subsidiary of Putnam Holdings and a sub-adviser to certain of the Putnam Funds, and The Putnam Advisory Company, LLC (“PAC”), an indirect, wholly-owned subsidiary of Putnam Holdings and a sub-adviser to certain of the Putnam Funds, became indirect, wholly-owned subsidiaries of Franklin Resources.

Franklin Resources, whose principal executive offices are at One Franklin Parkway, San Mateo, California 94403, is a global investment management organization operating, together with its subsidiaries, as Franklin Templeton. As of November 30, 2023, after giving effect to the Transaction, Franklin Templeton’s asset management operations had aggregate assets under management of approximately $1.546 trillion. As a result of the Transaction, Putnam Management, PIL, and PAC will be able to draw on the broader investment resources, including portfolio management, investment research, trading expertise and other capabilities, of Franklin Templeton to the benefit of the Putnam Funds.

Under the Investment Company Act of 1940, as amended, the Transaction resulted in the automatic termination of the investment management contract between each Putnam Fund and Putnam Management and any related sub-advisory contracts that were in place for each Putnam Fund before the Transaction. However, beginning on the Effective Date, Putnam Management and, where applicable, the Putnam Funds’ sub-adviser(s) continued to provide uninterrupted services with respect to the Putnam Funds listed above pursuant to interim investment management and sub-advisory contracts that were approved by the Board of Trustees for use while the Putnam Funds sought shareholder approval of new investment management and sub-advisory contracts. On January 31, 2024, the shareholders of each above-listed Putnam Fund approved new investment management and sub-advisory contracts, which are now in effect. The terms of the new investment management and sub-advisory contracts are substantially similar to those of the previous investment management and sub-advisory contracts.

The Summary Prospectus for each of the Putnam Funds listed above is amended to reflect the foregoing.

Shareholders should retain this Supplement for future reference.

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